March 24, 1998

          Securities and Exchange Commission
          Judiciary Plaza
          450 Fifth Street, N.W.
          Washington, D.C.  20549

          Re: Imperial CMB Trust Series 1997-2 Collateralized Asset-Backed Notes; File No. 333-38879.

          Ladies and Gentlemen:

          Enclosed herewith for filing on behalf of IMH Assets Corp. (as issuer under a series 1997-2 Indenture dated as of November 1, 1997, providing for, among other things, the issuance of Collateralized Asset-Backed Notes Series 1997-2 is a Current Report on Form 8-K. The Imperial CMB Trust Series 1997-2 (the "Issuer") will include the following four classes (the "Notes")(i) Class A Notes (the "Senior Notes"), (ii) Class M-1 Notes and Class M-2 Notes (together, the "Class M Notes"); and (iii) Class B Notes (the "Class B Notes"; and together with the Class M Notes, the "Subordinate Notes").
          The Notes will represent obligations of the Imperial CMB Trust Series 1997-2 (the "Issuer"), which will be formed pursuant to a Trust Agreement to be dated as of November 1, 1997, between IMH Assets Corp. (the "Company") and Wilmington Trust Company, the
          Owner Trustee(the "Trust Agreement"). The Notes will be issued pursuant to an Indenture to be dated as of November 1, 1997, between the Issuer and Bankers Trust Company of California, N.A., the Indenture Trustee (the "Indenture").

          The Notes will be secured by the pledge by the Issuer of its assets to the Indenture Trustee pusuant to the Indenture which will consst of the following (such assets, collectively, the "Trust Fund"); (i) the Mortgage Loans; (ii) collections in respect of principal and interest of the Mortgage Loans received after the cut-Off Date (other than payments due on or before the Cut-Off Date); (iii) the amounts on deposit in any Collection Account (as defined in the Prospectus), including net earnings thereon; (iv) certain insurance policies maintained by the related Mortgagors or by or on behalf of the Master Servicer or related subservicer in respect of the Mortgage Loans; (v) an assignment of the Company's rights under the Mortgage Loan Sale and Contribution Agreement (as defined in the Prospectus Supplement) and the Servicing Agreement; and (vi) proceeds of the foregoing.


          The Notes were registered under the Securities Act of 1933. As a result, the Registrant is subject to the filing requirements of
          Section 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Trust intends to fulfill these filing requirements in the manner described herein:

          The agent for Registrant will file, promptly after each Distribution Date (as defined in the Indenture), a Current Report on Form 8-K in substantially the form enclosed herewith, including as an exhibit thereto the applicable Distribution Date Report. Each such Current Report will also disclose under Item 5 any matter occurring during the relevant reporting period which would be reportable under Item 1, 2, 4 or 5 of Part II of Form 10-Q.

          Within 90 days after the end of each fiscal year, the agent for the Registrant will file an annual report of Form 10-K, which responds to Items 2, 3, and 4 of Part I, Items 5 and 9 of Part II, Items 12 and 13 of Part III and Item 14 of Part IV thereof, and include as exhibits thereto certain information from the Distribution Date reports aggregated for such year and a copy of the independent accountants' annual compliance statement required under the Pooling and Servicing Agreement.

          The agent for the Registrant will follow the above procedures except for any fiscal year as to which its reporting obligations under
          Section 15(d) of the Exchange Act have been suspended pursuant to such Section. In such event, the agent for the Registrant will file a Form 15 as required under Rule 15d-6.

          Should you wish to discuss the above filing procedures, please call Judy L. Gomez at (714) 253-7562.


          Sincerely,
          /s/ Judy L. Gomez
          Assistant Vice President
          Bankers Trust Company of California, N.A.
          S.E.C. Reporting Agent for Imperial CMB Trust Series 1997-2 Collateralized Asset-Backed Notes Series, 1997-2.


                          SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.  20549


                                      FORM 8-K


                 Current Report Pursuant To Section 13 or 15(d) of the
                             Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported):  December 26, 1997


                        IMPERIAL CMB TRUST SERIES 1997-2
          (as issuer under the Indenture, dated as of November 1, 1997, providing for the issuance of Collaterialized Asset-Backed Notes Series, 1997-2).


                        IMPERIAL CMB TRUST SERIES 1997-2
             (Exact name of Registrant as specified in its Charter)


                                     DELAWARE
                   (State or Other Jurisdiction of Incorporation)


              333-38879                                  33-0705301
              (Commission File Number)                  (I.R.S. Employer
                                                        Identification No.)


              c/o WILMINGTON TRUST COMPANY
              RODNEY SQUARE NORTH
              1100 NORTH MARKET STREET
              WILMINGTON, DELAWARE                      19890
              (Address of principal executive offices)  (Zip Code)


          Registrant's Telephone Number, Including Area Code:  (714) 556-0122


          ITEM 5.     Other Events

               Attached hereto are copies of the Monthly Remittance Statements to the Certificateholders which were derived from the monthly information submitted by the Master Servicer to the Trustee.


          ITEM 7.     Financial Statement and Exhibits

          Exhibits:   (as noted in Item 5 above)


          Monthly Remittance Statement to the Certificateholders dated as of December 26, 1997.

          Monthly Remittance Statement to the Certificateholders dated as of January 27, 1998.

          Monthly Remittance Statement to the Certificateholders dated as of February 25, 1998.


                                     SIGNATURE


               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                  Bankers Trust Company of California, N.A., not in its individual capacity, but solely as a duly authorized agent of the Registrant pursuant to the Indenture, dated as of November 1, 1997.


          Date:  March 24, 1998             By:  /s/ Judy L. Gomez
                                            Judy L. Gomez
                                            Assistant Vice President


                                   EXHIBIT INDEX

                                                                  Sequential
          Document                                                Page Number


          Monthly Remittance Statement to the Certificateholders
          dated as of December 26, 1997.                                    4

          Monthly Remittance Statement to the Certificateholders
          dated as of January 27, 1998.                                     6

          Monthly Remittance Statement to the Certificateholders
          dated as of February 25, 1998.                                   11


IMH ASSETS CORP.
IMPERIAL CMB TRUST SERIES 1997-2
COLLATERALIZED MORTGAGE NOTES
SERIES 1997-2
STATEMENT TO NOTEHOLDERS

DISTRIBUTIONS IN DOLLARS
	CLASS 	FACE VALUE	BALANCE			INTEREST		PRINCIPAL
	A		123,395,358.00	123,395,358.00		  298,899.55	  480,311.65
	M-1		 25,404,926.00	 25,404,926.00		   63,909.27	   98,887.69
	M-2		 21,775,651.00	 21,775,651.00 	   56,473.03      84,760.88
	B		  7,258,550.00	  7,258,550.00  	   20,518.01	   28,253.62


Totals        	177,834,485.00 177,834,485.00		  439,799.86     692,213.84

			TOTAL		REALIZED		DEFERRED		CURRENT
						LOSSES		INTEREST		PRINCIPAL
												BALANCE
	A		   779,211.00	0.00			0.00			122,915,046.35
	M-1		   162,796.96	0.00			0.00			 25,306,038.31
	M-2		   141,233.91	0.00			0.00			 21,690,890.12
	B		    48,771.63	0.00			0.00			  7,230,296.38


Totals          1,132,013.70	0.00           0.00           177,142,271.16
 FACTOR INFORMATION PER $1000 OF ORIGINAL FACE

					  PRIOR
					  PRINCIPAL
	CLASS	CUSIP	  BALANCE		INTEREST	PRINCIPAL		TOTAL
	A		452628AP5	1,000.000000	2.422292	 3.892461		 6.314753
	M-1		452628AQ3	1,000.000000	2.515625	 3.892461		 6.408086
	M-2		452628AR1 1,000.000000	2.593403	 3.892461		 6.485864
	B		452628AS9	1,000.000000	2.826737	 3.892461		 6.719198


			CURRENT		PASS THROUGH
			PRINCIPAL		RATES
			BALANCE		CURRENT		NEXT
	A		996.107539	6.228750%		6.385000%
	M-1	     996.107539	6.468750%		6.625000%
	M-2	     996.107539	6.668750%		6.825000%
	B	     996.107539  	7.268750%		7.425000%



Seller:			ICI Funding Corporation		Administrator: Joseph Murphy
Master Servicer:	ICI Funding Corporation   		Bankers Trust Company
Co-Lead Underwriter:  Bear, Sterns & Co. Inc.             3 Park Plaza
Record Date:          November 28, 1997                 Irvine, CA  92614
Distribution Date:    December 26, 1997      Factor Information  (800)735-7777


IMH ASSETS CORP.
IMPERIAL CMB TRUST SERIES 1997-2
COLLATERALIZED MORTGAGE NOTES
SERIES 1997-2
STATEMENT TO NOTEHOLDERS

DISTRIBUTIONS IN DOLLARS
	CLASS 		FACE VALUE	BALANCE		INTEREST		PRINCIPAL
	CERTIFICATES	0.00			0.00		  	764,957.08	0.00


Totals        		0.00 		0.00		  	764,957.08     0.00

				TOTAL		REALIZED		DEFERRED		CURRENT
							LOSSES		INTEREST		PRINCIPAL
													BALANCE
	CERTIFICATES   764,957.08	0.00			0.00			0.00


Totals          	764,957.08	0.00           0.00           0.00


FACTOR INFORMATION PER $1000 OF ORIGINAL FACE

					  	PRIOR
					 	PRINCIPAL
	CLASS		CUSIP	BALANCE		INTEREST	PRINCIPAL		TOTAL
	CERTIFICATE			0.000000		4.301511	0.000000		4.301511


				CURRENT		PASS THROUGH
				PRINCIPAL		RATES
				BALANCE		CURRENT		NEXT
	CERTIFICATE	0.000000		0.000000%		0.000000%




Seller:			ICI Funding Corporation		Administrator: Joseph Murphy
Master Servicer:	ICI Funding Corporation   		Bankers Trust Company
Co-Lead Underwriter:  Bear, Sterns & Co. Inc.             3 Park Plaza
Record Date:          November 28, 1997                 Irvine, CA  92614
Distribution Date:    December 26, 1997      Factor Information  (800)735-7777



IMH ASSETS CORP.
IMPERIAL CMB TRUST SERIES 1997-2

PAYMENT DATE STATEMENT

DISTRIBUTION DATE:		DECEMBER 26, 1997

DELINQUENT AND
FORECLOSURE LOAN			30 TO 59		60 TO 89	    90 PLUS
INFORMATION				DAYS			DAYS		    DAYS		 TOTAL

PRINCIPAL BALANCE			0.00			0.00		    0.00		 0.00
PERCENTAGE OF POOL BALANCE	0.0000%		0.0000%	    0.0000%	 0.0000%
NUMBER OF LOANS			0			0		    0		 0
PERCENTAGE OF LOANS			0.0000%		0.0000%	    0.0000%	 0.0000%

FORECLOSURE LOAN INFORMATION:

PRINCIPAL BALANCE			0.00			0.00		    0.00		 0.00
PERCENTAGE OF POOL BALANCE	0.0000%		0.0000%	    0.0000%	 0.0000%
NUMBER OF LOANS			0			0		    0		 0
PERCENTAGE OF LOANS			0.0000%		0.0000%	    0.0000%	 0.0000%

BANKRUPTCY LOAN INFORMATION:

PRINCIPAL BALANCE			0.00			0.00		    0.00		345,950.10
PERCENTAGE OF POOL BALANCE	0.0000%		0.0000%	    0.0000%	 0.1914%
NUMBER OF LOANS			0			0		    0		 2
PERCENTAGE OF LOANS			0.0000%		0.0000%	    0.0000%	 0.1953%

REO LOAN INFORMAION:

PRINCIPAL BALANCE			0.00			0.00		    0.00		 0.00
PERCENTAGE OF POOL BALANCE	0.0000%		0.0000%	    0.0000%	 0.0000%
NUMBER OF LOANS			0			0		    0		 0
PERCENTAGE OF LOANS			0.0000%		0.0000%	    0.0000%	 0.0000%

ADDITIONAL INFORMATION RELATING TO ANY REO PROPERTY	    (SEE ATTACHED,IF ANY)

AGGREGATE COLLECTIONS OF NET INTEREST WITH RESPECT
TO THE MORTGAGE LOANS:									1,023,057.81
AGGREGATE COLLECTIONS OF PRINCIPAL WITH RESPECT
TO THE MORTGAGE LOANS:									  677,076.64

AGGREGATE COLLECTIONS WITH RESPECT TO THE
MORTGAGE LOANS:										1,700,134.45

CURRENT PERIOD INTEREST REMITTANCE AMOUNT PAYABLE
TO THE NOTEHOLDERS:										1,204,756.94
CURRENT PERIOD PRINCIPAL DISTRIBUTION AMOUNT PAYABLE
TO THE NOTEHOLDERS:										  692,213.84

CURRENT PERIOD NET MONTHLY EXCESS CASHFLOW PAYABLE
TO THE NOTEHOLDERS:											   0.00

CURRENT PERIOD CARRY FORWARD AMOUNT:							   0.00

AGGREGATE PRIOR UNPAID INTEREST SHORTFALL:						   0.00

CURRENT AGGREGATE PRINCIPAL BALANCE OF THE MORTGAGE LOANS:	   180,771,549.11

AGGREGATE NUMBER OF THE MORTGAGE LOANS IN POOL: 					  1,024

CURRENT WEIGHTED AVERAGE NET MORTGAGE RATE:						7.9669%

CURRENT WEIGHTED AVERAGE MONTHS TO MATURITY:						    356


IMH ASSETS CORP.
IMPERIAL CMB TRUST SERIES 1997-2

PAYMENT DATE STATEMENT

DISTRIBUTION DATE:		DECEMBER 26, 1997

CURRENT PERIOD REQUIRED OVERCOLLATERALIZATION AMOUNT:			3,629,275.26

CURRENT PERIOD OVERCOLLATERALIZATION AMOUNT: 				3,629,277.95

CURRENT PERIOD NET MONTHLY EXCESS CASHFLOW:					  764,957.08

AMOUNT OF PRINCIPAL ADVANCES MADE WITH RESPECT
TO THE RELATED PAYMENT DATE:								   15,137.20

AMOUNT OF INTEREST ADVANCES MADE WITH RESPECT TO
THE RELATED PAYMENT DATE:								  183,846.45

AGGREGATE ADVANCES MADE WITH RESPECT TO THE RELATED
PAYMENT DATE:  										  198,983.65

AMOUNT OF PREPAYMENT INTEREST SHORTFALLS WITH RESPECT
TO THE RELATED PAYMENT DATE:								  	   0.00

AMOUNT OF COMPENSATING INTEREST MADE WITH RESPECT TO
THE RELATED PAYMENT DATE:									   0.00

IS THE CREDIT SUPPORT DEPLETION DATE OCCURRED?					NO

MAXIMUM BOND INTEREST RATE FOR THE RELATED PAYMENT DATE:		    14.0000%
AVAILABLE FUNDS INTEREST AMOUNT:							1,204,756.95

AGGREGATE AMOUNT OF REALIZED LOSSES FOR THE RELATED
PAYMENT DATE:												   0.00

CUMULATIVE AMOUNT OF REALIZED LOSSES SINCE THE CLOSING DATE:		   0.00

CUMULATIVE LOSS PERCENTAGE FOR THE RELATED PAYMENT DATE:		    	0.0000%

DELINQUENCY PERCENTAGE FOR THE RELATED PAYMENT DATE:				0.0000%

ROLLING DELINQUENCY PERCENTAGE FOR THE RELATED PAYMENT DATE: 		0.0000%

NUMBER OF MORTGAGE LOANS REPURCHASED PURSUANT TO THE MORTGAGE
LOAN SALE AND CONTRIBUTION AGREEMENT FOR THE RELATED
PAYMENT DATE:													0

AGGREGATE NUMBER OF MORTGAGE LOANS REPURCHASED PURSUANT TO MORTGAGE
LOAN SALE AND CONTRIBUTION AGREEMENT SINCE THE CLOSING DATE:			0

AGGREGATE PRINCIPAL BALANCE OF MORTGAGE LOANS REPURCHASED PURSUANT
TO THE MORTGAGE LOAN SALE AND CONTRIBUTION AGREEMENT FOR THE
RELATED PAYMENT DATE:										  0.00

AGGREGATE PRINCIPAL BALANCE OF MORTGAGE LOANS REPURCHASED PURSUANT
TO THE MORTGAGE LOAN SALE AND CONTRIBUTION AGREEMENT SINCE
CLOSING DATE:												  0.00

AGGREGATE PRINCIPAL BALANCE OF MORTGAGE LOANS REPURCHASED PURSUANT
TO SECTION 3.18 OF THE SERVICING AGREEMENT FOR THE RELATED PAYMENT
DATE:													  0.00

AGGREGATE PRINCIPAL BALANCE OF MORTGAGE LOANS REPURCHASED PURSUANT
TO SECTION 3.18 OF THE SERVICING AGREEMENT SINCE THE CLOSING DATE:	  0.00


IMH ASSETS CORP.
IMPERIAL CMB TRUST SERIES 1997-2
COLLATERALIZED MORTGAGE NOTES
SERIES 1997-2
STATEMENT TO NOTEHOLDERS

DISTRIBUTIONS IN DOLLARS
	CLASS 	FACE VALUE	BALANCE			INTEREST		PRINCIPAL
	A		123,395,358.00	122,915,046.35		  675,810.82	1,690,167.06
	M-1		 25,404,926.00	 25,306,038.31		  144,367.43	  347,975.56
	M-2		 21,775,651.00	 21,690,890.12 	  127,479.17     298,264.77
	B		  7,258,550.00	  7,230,296.38  	   46,228.71	   99,421.59


Totals        	177,834,485.00 177,142,271.16		  993,886.13   2,435,828.98

			TOTAL		REALIZED		DEFERRED		CURRENT
						LOSSES		INTEREST		PRINCIPAL
												BALANCE
	A		 2,365,977.88	0.00			0.00			121,224,879.29
	M-1		   492,342.56	0.00			0.00			 24,958,062.75
	M-2		   425,743.94	0.00			0.00			 21,392,625.35
	B		   145,650.30	0.00			0.00			  7,130,874.79


Totals          3,429,715.11	0.00           0.00           174,706,442.18

 FACTOR INFORMATION PER $1000 OF ORIGINAL FACE

					  PRIOR
					  PRINCIPAL
	CLASS	CUSIP	  BALANCE		INTEREST	PRINCIPAL		TOTAL
	A		452628AP5	  996.107539	5.476793	13.697169		19.173962
	M-1		452628AQ3	  996.107539	5.682655	13.697169		19.379824
	M-2		452628AR1   996.107539	5.854207	13.697169		19.551376
	B		452628AS9	  996.107539	6.368863	13.697169		20.066032


			CURRENT		PASS THROUGH
			PRINCIPAL		RATES
			BALANCE		CURRENT		NEXT
	A		982.410370	6.385000%		5.947500%
	M-1	     982.410370	6.625000%		6.187500%
	M-2	     982.410370	6.825000%		6.387500%
	B	     982.410370  	7.425000%		6.987500%



Seller:			ICI Funding Corporation		Administrator: Joseph Murphy
Master Servicer:	ICI Funding Corporation   		Bankers Trust Company
Co-Lead Underwriter:  Bear, Sterns & Co. Inc.             3 Park Plaza
Record Date:          December 31, 1997                 Irvine, CA  92614
Distribution Date:    January 26, 1998      Factor Information  (800)735-7777


IMH ASSETS CORP.
IMPERIAL CMB TRUST SERIES 1997-2
COLLATERALIZED MORTGAGE NOTES
SERIES 1997-2
STATEMENT TO NOTEHOLDERS

DISTRIBUTIONS IN DOLLARS
	CLASS 		FACE VALUE	BALANCE		INTEREST		PRINCIPAL
	CERTIFICATES	0.00			0.00		  	213,960.71	0.00


Totals        		0.00 		0.00		  	213,960.71     0.00

				TOTAL		REALIZED		DEFERRED		CURRENT
							LOSSES		INTEREST		PRINCIPAL
													BALANCE
	CERTIFICATES   213,960.71	0.00			0.00			0.00


Totals          	213,960.71	0.00           0.00           0.00


FACTOR INFORMATION PER $1000 OF ORIGINAL FACE

					  	PRIOR
					 	PRINCIPAL
	CLASS		CUSIP	BALANCE		INTEREST	PRINCIPAL		TOTAL
	CERTIFICATE			0.000000		1.203145	0.000000		1.203145


				CURRENT		PASS THROUGH
				PRINCIPAL		RATES
				BALANCE		CURRENT		NEXT
	CERTIFICATE	0.000000		0.000000%		0.000000%




Seller:			ICI Funding Corporation		Administrator: Joseph Murphy
Master Servicer:	ICI Funding Corporation   		Bankers Trust Company
Co-Lead Underwriter:  Bear, Sterns & Co. Inc.             3 Park Plaza
Record Date:          December 31, 1997                 Irvine, CA  92614
Distribution Date:    January 26, 1998      Factor Information  (800)735-7777


IMH ASSETS CORP.
IMPERIAL CMB TRUST SERIES 1997-2

PAYMENT DATE STATEMENT

DISTRIBUTION DATE:		JANUARY 26, 1998

DELINQUENT AND
FORECLOSURE LOAN			30 TO 59		60 TO 89	    90 PLUS
INFORMATION				DAYS			DAYS		    DAYS		 TOTAL

PRINCIPAL BALANCE			6,746,989.61	154,900.99    0.00	   6,901,890.80
PERCENTAGE OF POOL BALANCE	3.7833%		0.0869%	    0.0000%	 3.8702%
NUMBER OF LOANS			55			1		    0		 0
PERCENTAGE OF LOANS			5.4455%		0.0990%	    0.0000%	 5.5446%

FORECLOSURE LOAN INFORMATION:

PRINCIPAL BALANCE			82,339.48		0.00		    0.00		 82,339.48
PERCENTAGE OF POOL BALANCE	0.0462%		0.0000%	    0.0000%	 0.0462%
NUMBER OF LOANS			2			0		    0		 2
PERCENTAGE OF LOANS			0.1980%		0.0000%	    0.0000%	 0.1980%

BANKRUPTCY LOAN INFORMATION:

PRINCIPAL BALANCE			0.00			0.00		    0.00		345,727.25
PERCENTAGE OF POOL BALANCE	0.0000%		0.0000%	    0.0000%	 0.1939%
NUMBER OF LOANS			0			0		    0		 2
PERCENTAGE OF LOANS			0.0000%		0.0000%	    0.0000%	 0.1980%

REO LOAN INFORMAION:

PRINCIPAL BALANCE			0.00			0.00		    0.00		 0.00
PERCENTAGE OF POOL BALANCE	0.0000%		0.0000%	    0.0000%	 0.0000%
NUMBER OF LOANS			0			0		    0		 0
PERCENTAGE OF LOANS			0.0000%		0.0000%	    0.0000%	 0.0000%

ADDITIONAL INFORMATION RELATING TO ANY REO PROPERTY	    (SEE ATTACHED,IF ANY)

AGGREGATE COLLECTIONS OF NET INTEREST WITH RESPECT
TO THE MORTGAGE LOANS:									   862,337.66

AGGREGATE COLLECTIONS OF PRINCIPAL WITH RESPECT
TO THE MORTGAGE LOANS:									 2,405,826.82

AGGREGATE COLLECTIONS WITH RESPECT TO THE
MORTGAGE LOANS:										 3,268,164.48

CURRENT PERIOD INTEREST REMITTANCE AMOUNT PAYABLE
TO THE NOTEHOLDERS:										 1,207,846.84
CURRENT PERIOD PRINCIPAL DISTRIBUTION AMOUNT PAYABLE
TO THE NOTEHOLDERS:										 2,435,828.98

CURRENT PERIOD NET MONTHLY EXCESS CASHFLOW PAYABLE
TO THE NOTEHOLDERS:											    0.00

CURRENT PERIOD CARRY FORWARD AMOUNT:							    0.00

AGGREGATE PRIOR UNPAID INTEREST SHORTFALL:						    0.00

CURRENT AGGREGATE PRINCIPAL BALANCE OF THE MORTGAGE LOANS:	    178,335,720.13
CURRENT AGGREGATE PRINCIPAL BALANCE OF "CONDO SELECT LOANS:		 4,179,653.64
AGGREGATE NUMBER OF THE MORTGAGE LOANS IN POOL: 					   1,010
AGGREGATE NUMBER OF CONDO SELECT LOANS IN POOL:					   41.00

CURRENT WEIGHTED AVERAGE NET MORTGAGE RATE:						 8.0179%

CURRENT WEIGHTED AVERAGE MONTHS TO MATURITY:						     355


IMH ASSETS CORP.
IMPERIAL CMB TRUST SERIES 1997-2

PAYMENT DATE STATEMENT

DISTRIBUTION DATE:		JANUARY 26, 1998

CURRENT PERIOD REQUIRED OVERCOLLATERALIZATION AMOUNT:			3,629,275.26

CURRENT PERIOD OVERCOLLATERALIZATION AMOUNT: 				3,629,277.95

CURRENT PERIOD NET MONTHLY EXCESS CASHFLOW:					  213,960.71

AMOUNT OF PRINCIPAL ADVANCES MADE WITH RESPECT
TO THE RELATED PAYMENT DATE:								   30,002.16

AMOUNT OF INTEREST ADVANCES MADE WITH RESPECT TO
THE RELATED PAYMENT DATE:								  347,648.31

AGGREGATE ADVANCES MADE WITH RESPECT TO THE RELATED
PAYMENT DATE:  										  377,650.47

AMOUNT OF PREPAYMENT INTEREST SHORTFALLS WITH RESPECT
TO THE RELATED PAYMENT DATE:								    1,239.52

AMOUNT OF COMPENSATING INTEREST MADE WITH RESPECT TO
THE RELATED PAYMENT DATE:								    1,239.52

IS THE CREDIT SUPPORT DEPLETION DATE OCCURRED?					NO

MAXIMUM BOND INTEREST RATE FOR THE RELATED PAYMENT DATE:		    14.0000%

AVAILABLE FUNDS INTEREST AMOUNT:							1,207,846.83

AGGREGATE AMOUNT OF REALIZED LOSSES FOR THE RELATED
PAYMENT DATE:												   0.00

CUMULATIVE AMOUNT OF REALIZED LOSSES SINCE THE CLOSING DATE:		   0.00

CUMULATIVE LOSS PERCENTAGE FOR THE RELATED PAYMENT DATE:		    	0.0000%

DELINQUENCY PERCENTAGE FOR THE RELATED PAYMENT DATE:				0.0869%

ROLLING DELINQUENCY PERCENTAGE FOR THE RELATED PAYMENT DATE: 		0.0434%

NUMBER OF MORTGAGE LOANS REPURCHASED PURSUANT TO THE MORTGAGE
LOAN SALE AND CONTRIBUTION AGREEMENT FOR THE RELATED
PAYMENT DATE:													0

AGGREGATE NUMBER OF MORTGAGE LOANS REPURCHASED PURSUANT TO MORTGAGE
LOAN SALE AND CONTRIBUTION AGREEMENT SINCE THE CLOSING DATE:			0

AGGREGATE PRINCIPAL BALANCE OF MORTGAGE LOANS REPURCHASED PURSUANT
TO THE MORTGAGE LOAN SALE AND CONTRIBUTION AGREEMENT FOR THE
RELATED PAYMENT DATE:										  0.00

AGGREGATE PRINCIPAL BALANCE OF MORTGAGE LOANS REPURCHASED PURSUANT
TO THE MORTGAGE LOAN SALE AND CONTRIBUTION AGREEMENT SINCE THE
CLOSING DATE:										 		  0.00

AGGREGATE PRINCIPAL BALANCE OF MORTGAGE LOANS REPURCHASED PURSUANT
TO SECTION 3.18 OF THE SERVICING AGREEMENT FOR THE RELATED PAYMENT
DATE:													  0.00

AGGREGATE PRINCIPAL BALANCE OF MORTGAGE LOANS REPURCHASED PURSUANT
TO SECTION 3.18 OF THE SERVICING AGREEMENT SINCE THE CLOSING DATE:	  0.00


IMH ASSETS CORP.
IMPERIAL CMB TRUST SERIES 1997-2
COLLATERALIZED MORTGAGE NOTES
SERIES 1997-2
STATEMENT TO NOTEHOLDERS

DISTRIBUTIONS IN DOLLARS
	CLASS 	FACE VALUE	BALANCE			INTEREST		PRINCIPAL
	A		123,395,358.00	121,224,879.29		  600,820.81	1,066,470.54
	M-1		 25,404,926.00	 24,958,062.75		  128,690.01	  219,567.46
	M-2		 21,775,651.00	 21,392,625.35 	  113,871.16     188,200.68
	B		  7,258,550.00	  7,130,874.79  	   41,522.49	   62,733.56


Totals        	177,834,485.00 174,706,442.18		  884,904.47   1,536,972.23

			TOTAL		REALIZED		DEFERRED		CURRENT
						LOSSES		INTEREST		PRINCIPAL
												BALANCE
	A		 1,667,291.35	0.00			0.00			120,158,408.75
	M-1		   348,257.47	0.00			0.00			 24,738,495.29
	M-2		   302,071.84	0.00			0.00			 21,204,424.67
	B		   104,256.05	0.00			0.00			  7,068,141.23


Totals          2,421,876.70	0.00           0.00           173,169,469.94

 FACTOR INFORMATION PER $1000 OF ORIGINAL FACE

					  PRIOR
					  PRINCIPAL
	CLASS	CUSIP	  BALANCE		INTEREST	PRINCIPAL		TOTAL
	A		452628AP5	  982.410370	4.869071	 8.642712		13.511783
	M-1		452628AQ3	  982.410370	5.065553	 8.642712		13.708265
	M-2		452628AR1   982.410370	5.229288	 8.642712		13.872000
	B		452628AS9	  982.410370	5.720494	 8.642712		14.363206


			CURRENT		PASS THROUGH
			PRINCIPAL		RATES
			BALANCE		CURRENT		NEXT
	A		973.767658	5.947500%		5.947500%
	M-1	     973.767658	6.187500%		6.187500%
	M-2	     973.767658	6.387500%		6.387500%
	B	     973.767657  	6.987500%		6.987500%



Seller:			ICI Funding Corporation		Administrator: Cindy Tsang
Master Servicer:	ICI Funding Corporation   		Bankers Trust Company
Co-Lead Underwriter:  Bear, Sterns & Co. Inc.             3 Park Plaza
Record Date:          January 30, 1998                 Irvine, CA  92614
Distribution Date:    February 25, 1998      Factor Information  (800)735-7777


IMH ASSETS CORP.
IMPERIAL CMB TRUST SERIES 1997-2
COLLATERALIZED MORTGAGE NOTES
SERIES 1997-2
STATEMENT TO NOTEHOLDERS

DISTRIBUTIONS IN DOLLARS
	CLASS 		FACE VALUE	BALANCE		INTEREST		PRINCIPAL
	CERTIFICATES	0.00			0.00		  	319,282.06	0.00


Totals        		0.00 		0.00		  	319,282.06     0.00

				TOTAL		REALIZED		DEFERRED		CURRENT
							LOSSES		INTEREST		PRINCIPAL
													BALANCE
	CERTIFICATES   319,282.06	0.00			0.00			0.00


Totals          	319,282.06	0.00           0.00           0.00


FACTOR INFORMATION PER $1000 OF ORIGINAL FACE

					  	PRIOR
					 	PRINCIPAL
	CLASS		CUSIP	BALANCE		INTEREST	PRINCIPAL		TOTAL
	CERTIFICATE			0.000000		1.795389	0.000000		1.795389


				CURRENT		PASS THROUGH
				PRINCIPAL		RATES
				BALANCE		CURRENT		NEXT
	CERTIFICATE	0.000000		0.000000%		0.000000%




Seller:			ICI Funding Corporation		Administrator: Cindy Tsang
Master Servicer:	ICI Funding Corporation   		Bankers Trust Company
Co-Lead Underwriter:  Bear, Sterns & Co. Inc.             3 Park Plaza
Record Date:          January 30, 1998                 Irvine, CA  92614
Distribution Date:    February 25, 1998      Factor Information  (800)735-7777


IMH ASSETS CORP.
IMPERIAL CMB TRUST SERIES 1997-2

PAYMENT DATE STATEMENT

DISTRIBUTION DATE:		FEBRUARY 25, 1998

DELINQUENT AND
FORECLOSURE LOAN			30 TO 59	    60 TO 89	   90 PLUS
INFORMATION				DAYS		    DAYS		   DAYS		 TOTAL

PRINCIPAL BALANCE		   4,369,625.17  2,015,799.52  740,645.03  7,126,069.72
PERCENTAGE OF POOL BALANCE	2.4715%		1.1402%	    0.4189%	 4.0306%
NUMBER OF LOANS			34			19		    3		 56
PERCENTAGE OF LOANS			3.3898%		1.8943%	    0.2991%	 5.5833%

FORECLOSURE LOAN INFORMATION:

PRINCIPAL BALANCE			0.00		    336,959.92	    0.00		415,174.02
PERCENTAGE OF POOL BALANCE	0.0000%		0.1906%	    0.0000%	 0.2348%
NUMBER OF LOANS			0			4		    0		 5
PERCENTAGE OF LOANS			0.0000%		0.3988%	    0.0000%	 0.4985%

BANKRUPTCY LOAN INFORMATION:

PRINCIPAL BALANCE			0.00		    221,511.55	    0.00		567,014.40
PERCENTAGE OF POOL BALANCE	0.0000%		0.1253%	    0.0000%	 0.3207%
NUMBER OF LOANS			0			1		    0		 3
PERCENTAGE OF LOANS			0.0000%		0.0997%	    0.0000%	 0.2991%

REO LOAN INFORMAION:

PRINCIPAL BALANCE			0.00			0.00		    0.00		 0.00
PERCENTAGE OF POOL BALANCE	0.0000%		0.0000%	    0.0000%	 0.0000%
NUMBER OF LOANS			0			0		    0		 0
PERCENTAGE OF LOANS			0.0000%		0.0000%	    0.0000%	 0.0000%

ADDITIONAL INFORMATION RELATING TO ANY REO PROPERTY	    (SEE ATTACHED,IF ANY)

AGGREGATE COLLECTIONS OF NET INTEREST WITH RESPECT
TO THE MORTGAGE LOANS:									   853,617.28

AGGREGATE COLLECTIONS OF PRINCIPAL WITH RESPECT
TO THE MORTGAGE LOANS:									 1,507,822.60

AGGREGATE COLLECTIONS WITH RESPECT TO THE
MORTGAGE LOANS:										 2,361,439.88

CURRENT PERIOD INTEREST REMITTANCE AMOUNT PAYABLE
TO THE NOTEHOLDERS:										 1,204,186.53
CURRENT PERIOD PRINCIPAL DISTRIBUTION AMOUNT PAYABLE
TO THE NOTEHOLDERS:										 1,536,972.23

CURRENT PERIOD NET MONTHLY EXCESS CASHFLOW PAYABLE
TO THE NOTEHOLDERS:											    0.00

CURRENT PERIOD CARRY FORWARD AMOUNT:							    0.00

AGGREGATE PRIOR UNPAID INTEREST SHORTFALL:						    0.00

CURRENT AGGREGATE PRINCIPAL BALANCE OF THE MORTGAGE LOANS:	    176,798,747.90
CURRENT AGGREGATE PRINCIPAL BALANCE OF "CONDO SELECT LOANS:		 4,096,312.31
AGGREGATE NUMBER OF THE MORTGAGE LOANS IN POOL: 					   1,003
AGGREGATE NUMBER OF CONDO SELECT LOANS IN POOL:					   41.00

CURRENT WEIGHTED AVERAGE NET MORTGAGE RATE:						 8.0884%

CURRENT WEIGHTED AVERAGE MONTHS TO MATURITY:						     354


IMH ASSETS CORP.
IMPERIAL CMB TRUST SERIES 1997-2

PAYMENT DATE STATEMENT

DISTRIBUTION DATE:		FEBRUARY 25, 1998

CURRENT PERIOD REQUIRED OVERCOLLATERALIZATION AMOUNT:			 3,629,275.26

CURRENT PERIOD OVERCOLLATERALIZATION AMOUNT: 				 3,629,277.95

CURRENT PERIOD NET MONTHLY EXCESS CASHFLOW:					   319,282.06

AMOUNT OF PRINCIPAL ADVANCES MADE WITH RESPECT
TO THE RELATED PAYMENT DATE:								    29,149.63

AMOUNT OF INTEREST ADVANCES MADE WITH RESPECT TO
THE RELATED PAYMENT DATE:								   350,533.94

AGGREGATE ADVANCES MADE WITH RESPECT TO THE RELATED
PAYMENT DATE:  										   379,683.57

AMOUNT OF PREPAYMENT INTEREST SHORTFALLS WITH RESPECT
TO THE RELATED PAYMENT DATE:								     3,861.84

AMOUNT OF COMPENSATING INTEREST MADE WITH RESPECT TO
THE RELATED PAYMENT DATE:								     3,861.84

IS THE CREDIT SUPPORT DEPLETION DATE OCCURRED?					NO

MAXIMUM BOND INTEREST RATE FOR THE RELATED PAYMENT DATE:		    14.0000%

AVAILABLE FUNDS INTEREST AMOUNT:							1,202,040.91

AGGREGATE AMOUNT OF REALIZED LOSSES FOR THE RELATED
PAYMENT DATE:												   0.00

CUMULATIVE AMOUNT OF REALIZED LOSSES SINCE THE CLOSING DATE:		   0.00

CUMULATIVE LOSS PERCENTAGE FOR THE RELATED PAYMENT DATE:		    	0.0000%

DELINQUENCY PERCENTAGE FOR THE RELATED PAYMENT DATE:				1.8750%

ROLLING DELINQUENCY PERCENTAGE FOR THE RELATED PAYMENT DATE: 		0.9809%

NUMBER OF MORTGAGE LOANS REPURCHASED PURSUANT TO THE MORTGAGE
LOAN SALE AND CONTRIBUTION AGREEMENT FOR THE RELATED
PAYMENT DATE:													0

AGGREGATE NUMBER OF MORTGAGE LOANS REPURCHASED PURSUANT TO MORTGAGE
LOAN SALE AND CONTRIBUTION AGREEMENT SINCE THE CLOSING DATE:			0

AGGREGATE PRINCIPAL BALANCE OF MORTGAGE LOANS REPURCHASED PURSUANT
TO THE MORTGAGE LOAN SALE AND CONTRIBUTION AGREEMENT FOR THE
RELATED PAYMENT DATE:										  0.00

AGGREGATE PRINCIPAL BALANCE OF MORTGAGE LOANS REPURCHASED PURSUANT
TO THE MORTGAGE LOAN SALE AND CONTRIBUTION AGREEMENT SINCE THE
CLOSING DATE:										 		  0.00

AGGREGATE PRINCIPAL BALANCE OF MORTGAGE LOANS REPURCHASED PURSUANT
TO SECTION 3.18 OF THE SERVICING AGREEMENT FOR THE RELATED PAYMENT
DATE:													  0.00

AGGREGATE PRINCIPAL BALANCE OF MORTGAGE LOANS REPURCHASED PURSUANT
TO SECTION 3.18 OF THE SERVICING AGREEMENT SINCE THE CLOSING DATE:	  0.00